SUPPLEMENT DATED FEBRUARY 4, 2004 TO THE

                       FIRST INVESTORS SHAREHOLDER MANUAL

                             DATED JANUARY 31, 2004


1. The eighth and ninth sentences of the second paragraph under the heading "Choosing Between Share Classes" on page 8 are deleted and replaced with the following:

          Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases of $250,000 or more. If you are investing $1,000,000 or more, we will only sell Class A shares to you.

2. The following is added at the end of the second paragraph under the heading "Discounts Available through Rights of Accumulation and Letters of Intent" on page 9:

          For shareholders who reside in apartment, office, or similar multi-tenant buildings, their address of record for discount purposes includes their individual unit numbers or designations. Thus, the accounts of shareholders who reside in different apartments, office suites, or units within the same building will not be combined for discount purposes.

3. The following is added before the heading "Class A Sales Charge Waivers" on page 10.

          Investments in 401(k) plans and other group retirement plans are not considered for purposes of ROA or LOI discounts.

4. Paragraph 1 on page 10 under the subsection entitled "Class A Shares May be Purchased Without a Sales Charge" is deleted and replaced in its entirety as follows:

     1. By a current registered representative, employee, officer, director, or trustee of the Funds, FIC, or their affiliates ("FI Associate"), the spouse, children and grandchildren of such FI Associate provided that they reside at the same address and share the same broker-dealer of record as the FI Associate ("Eligible Relatives"), and any other person who maintains an account that was coded as an associate account as of January 30, 2004. The accounts of such persons are referred to as "Associate Accounts."

5. The last paragraph on page 10 under the subsection entitled "Class A Shares May be Purchased Without a Sales Charge" is deleted.




SHRMN0104